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                                                                   EXHIBIT 10.13



                              MANAGEMENT AGREEMENT

THIS AGREEMENT, entered into the 31st day of March, 2000 between Liberty Waste, Inc., a Florida corporation ("Liberty") and EarthCare Company, a Delaware corporation ("EarthCare").

         In consideration of the following mutual covenants, the parties agree as follows:

         1. RECITATIONS. Liberty and EarthCare desire to enter into an agreement for EarthCare to furnish various management services in exchange for a management fee. EarthCare has hired executive personnel and invested in data processing assets in anticipation of entering into this Agreement. EarthCare has familiarized itself with the business of Liberty and has consulted with various professionals and investment bankers regarding the business of Liberty.

         2. MANAGEMENT SERVICES. During the term of this Agreement, EarthCare shall provide the following services for Liberty:

                  (a)      Accounting services;

                  (b)      Investment banking advisory services;

                  (c)      Information and data processing services;

                  (d)      Bid and bond advice;

                  (e)      Municipal contract assistance; and

                  (f)      Commercial banking services.

         3. MANAGEMENT FEES. In exchange for the management services to be furnished hereunder, Liberty shall pay EarthCare management fees as follows:

                  (a)      $500,000 upon the execution of this Agreement; and

                  (b) $75,000 per month, commencing April 15, 2000, for the term of this Agreement.


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         4.       TERM. This Agreement shall be for a term commencing March 31,
                  2000 and ending on March 31, 2001, and shall be renewed automatically for additional one - year terms unless terminated by either party by giving not less than 60 days written notice prior to the end of a term to the other party.

         5.       REPRESENTATIONS AND WARRANTIES OF LIBERTY.

                  (a) Liberty is a corporation duly organized and legally existing in good standing under the laws of the State of Florida, and has all the requisite corporate power and authority to carry on its business as now conducted.

                  (b) The execution, delivery and performance of this Agreement by Liberty has been duly approved by its Board of Directors, and no further corporate action is necessary on the part of Liberty to consummate the transactions contemplated by this Agreement, assuming due execution of this Agreement by the Parties.

                  (c) Liberty maintains in effect insurance covering its assets and businesses and any liabilities relating thereto in an amount believed adequate by Liberty, and such insurance coverage shall be maintained by Liberty.

                  (d) Liberty possesses all licenses and other required governmental or official approvals, permits or authorizations, if any, the failure to possess which would have a material adverse effect on the business, financial condition or results of operations of Liberty including, without limitation, all common carrier rights, certificates of public need, waste material transportation permits, trademarks and trade names necessary to carry on its business as now being conducted, without known conflict with valid licenses, permits, trademarks and trade names of others. All such licenses and permits are in full force and effect, and no violations are or have been recorded in respect to any thereof, and no proceeding is pending, or to the knowledge of Liberty threatened, to revoke, suspend or otherwise limit such licenses or permits. All licenses and permits will survive the closing of the transactions contemplated by this Agreement.

                  (e) No agent, broker, finder, representative or other person or entity acting pursuant to authority of Liberty will be entitled to any commission or


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                           finder's fee in connection with the origination,
                           negotiation, execution or performance of the transactions contemplated under this Agreement.

                  (f) This Agreement and all other agreements of Liberty contemplated hereunder constitute valid and binding obligations of Liberty, enforceable in accordance with their respective terms. Neither the execution and delivery of this Agreement (or any agreement contemplated hereunder) nor the consummation of the transactions contemplated hereby will: (i) conflict with or violate any provision of the Articles of Incorporation or By-Laws of Liberty; (ii) conflict with or violate any decree, writ, injunction or order of any court or administrative or other governmental body which is applicable to, binding upon or enforceable against Liberty; or (iii) result in any breach of or default (or give rise to any right of termination, cancellation or acceleration) under any mortgage, contract, agreement, indenture, will, trust or other instrument which is either binding upon or enforceable against Liberty or its assets.

                  (g) Liberty has the full power, right and authority to enter into and perform this Agreement without the consent of any person, entity, or governmental agency, and the consummation of the transactions contemplated by this Agreement will not result in the breach or termination of any provision of or constitute a default under any lease, indenture, mortgage, deed of trust or other agreement or instrument or any order, decree, statute or restriction to which Liberty is a party or by which Liberty is bound or to which the outstanding shares of stock of Liberty or any of the properties of Liberty is subject.

                  (h) No representation, statement or information made or furnished by Liberty to EarthCare, including those contained in this Agreement and the other information and statements referred to herein, contains or shall contain any untrue statement of any material fact.

         6. REPRESENTATIONS AND WARRANTIES OF EARTHCARE.

                  (a) EarthCare is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all the requisite corporate power and authority to carry on its business as now conducted and to consummate the transactions contemplated by this


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                           Agreement.

                  (b) The execution, delivery and performance of this Agreement by EarthCare has been duly approved by its Board of Directors, and no further corporate action is necessary on the part of EarthCare to consummate the transactions contemplated by this Agreement, assuming due execution of this Agreement by the Parties.

                  (c) No agent, broker, finder, representative or other person or entity acting pursuant to the authority of EarthCare will be entitled to any commission or finder's fee in connection with the origination, negotiation, execution or performance of the transactions contemplated under this Agreement.

                  (d) This Agreement and all other agreements of EarthCare contemplated hereunder constitute valid and binding obligations of EarthCare, enforceable in accordance with their respective terms. Neither the execution and delivery of this Agreement (or any agreement contemplated hereunder) nor the consummation of the transactions contemplated hereby will: (i) conflict with or violate any provision of the Articles of Incorporation or By-Laws of EarthCare; (ii) conflict with or violate any decree, writ, injunction or order of any court or administrative or other governmental body which is applicable to, binding upon or enforceable against EarthCare; or (iii) result in any breach of or default (or give rise to any right of termination, cancellation or acceleration) under any mortgage, contract, agreement, indenture, will, trust or other instrument which is either binding upon or enforceable against EarthCare or its assets.

                  (e) EarthCare has the full power, right and authority to enter into and perform this Agreement without the consent of any person, entity, or governmental agency, and the consummation of the transactions contemplated by this Agreement will not result in the breach or termination of any provision of or constitute a default under any lease, indenture, mortgage, deed of trust or other agreement or instrument or any order, decree, statute or restriction to which EarthCare is a party or by which EarthCare is bound or to which the outstanding shares of stock of EarthCare or any of the properties of EarthCare is subject.


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                  (f)      No representation, statement or information made or
                           furnished by EarthCare to Liberty in this Agreement, or in connection with the transactions contemplated hereby contains, or shall contain any untrue statement of any material fact or omits or shall omit any material fact necessary to make the information contained herein true.

         7. MATERIAL CONTRACTS, ETC. In anticipation of the acquisition by EarthCare of a significant minority interest in Liberty, Liberty shall not, without the written consent of EarthCare, issue or enter into any subscriptions, options, agreements or other commitments in respect of the issuance, transfer, sale or encumbrance of any shares of Liberty common stock, or enter into any material transactions outside the ordinary course of business.

         8.       INDEMNIFICATION BY LIBERTY.

                  (a) Liberty shall indemnify and hold EarthCare harmless from and against any and all damages, loss, cost, deficiency, assessment, liability or other expense (including reasonable attorney's fees, costs of court and costs of litigation, if any) suffered, incurred or paid by EarthCare as a result of:

                           (i) The untruth, inaccuracy, breach or violation of any representation, warranty covenant or other obligation of Liberty set forth in or made in connection with this Agreement.

                           (ii) The assertion against EarthCare of any liabilities or obligations of Liberty or any claim relating to the operations of Liberty's business; or

                           (iii) The enforcement of EarthCare's right to indemnification under this Agreement.

                  (b) EarthCare shall give written notice to Liberty of any claim, action, suit or proceeding relating to the indemnity herein provided by Liberty not later than ten (10) days after EarthCare has received notice thereof. Liberty shall have the right, at its option, to compromise or defend, at its own expense and by its own counsel (which counsel shall be reasonably satisfactory to EarthCare), any such action, suit or proceeding. EarthCare and Liberty agree to cooperate in any such


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                           defense or settlement and to give each other full
                           access to all information relevant thereto.

                  (c) Except as herein expressly provided, the remedies provided in Paragraph 8 hereof shall be cumulative and shall not preclude assertion by EarthCare or the seeking of any other remedies available against Liberty at law or in equity.

                  (d) The indemnification shall not extend to damages or costs caused by the willful or wrongful acts of EarthCare, including, without limitation, violations of federal, state or local laws.

         9.       INDEMNIFICATION BY EARTHCARE

                  (a) EarthCare shall indemnify and hold Liberty harmless from and against any and all damages, loss, cost, deficiency, assessment, liability or other expense (including reasonable attorney's fees, costs of court and costs of litigation, if any) suffered, incurred or paid by Liberty as a result of:

                           (i) The untruth, inaccuracy, breach or violation of any representation, warranty, covenant or other obligation of EarthCare set forth in or made in connection with this Agreement.

                           (ii) The assertion against Liberty of any liabilities or obligations of EarthCare or any claim relating to the operations of EarthCare's business; or

                           (iii) The enforcement of Liberty's right to indemnification under this Agreement.

                  (b) Liberty shall give written notice to EarthCare of any claim, action, suit or proceeding relating to the indemnity herein provided by EarthCare not later than ten (10) days after Liberty has received notice thereof. EarthCare shall have the right, at its option, to compromise or defend, at its own expense and by its own counsel (which counsel shall be reasonably satisfactory to Liberty), any such action, suit or proceeding. EarthCare and Liberty agree to cooperate in any such defense or


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                           settlement and to give each other full access to all
                           information relevant thereto.

                  (c) Except as herein expressly provided, the remedies provided in Paragraph 9 hereof shall be cumulative and shall not preclude assertion by Liberty or the seeking of any other remedies available against EarthCare at law or in equity.

                  (d) The indemnification shall not extend to damages or costs caused by the willful or wrongful acts of Liberty, including, without limitation, violations of federal, state or local laws.


         10. WAIVER OR EXTENSION OF CONDITIONS. Liberty or EarthCare may extend the time for or waive the performance of any of the obligations of the other party, waive any inaccuracies in the representations or warranties by the other party, or waive compliance by the other party with any of the covenants or conditions contained in this Agreement. Any such extension or waiver shall be in writing and signed by the Liberty and EarthCare. Any such extension or waiver shall not act as a waiver or an extension of any other provisions of this Agreement.

         11. NOTICES. Any notice, request or other document shall be in writing and sent by registered or certified mail, return receipt requested, postage prepaid and addressed to the party to be notified at the following addresses, or such other address as such party may hereafter designate by written notice to all parties, which notice shall be effective as of the date of posting:

                           (a)      If to EarthCare:
                                    EarthCare Company
                                    14901 Quorum Drive
                                    Suite 200
                                    Dallas, TX 75240

                                    Copy to:

                                    Robert C. Gist, Esq.
                                    12809 Plum Hollow Drive
                                    Oklahoma City, OK 73142-5148


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                           (b)      If to Liberty




                                    Copy to:




         12. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Texas.

         13. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns.

         14. HEADINGS. The subject headings of the Sections of this Agreement are included for purposes of convenience only and shall not affect the constructions or interpretation of any of its provisions.

         15. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

         16. ARBITRATION. Any controversy or claim arising out of, in connection with, or relating to this Agreement or a breach thereof shall be settled by binding arbitration in Dallas, Texas. The arbitration panel shall be comprised of three arbitrators. Each party shall appoint one arbitrator for the panel and the two so appointed shall appoint a third. The panel shall resolve the dispute within sixty (60) days of the appointment of the panel and shall notify the parties of its findings in writing. Each party agrees to bear its own costs of arbitrators and to split equally the cost of the third arbitrator.

         17. ENTIRE AGREEMENT; MODIFICATION. This Agreement constitutes the entire agreement and understanding between the parties, and supersede any prior agreements and understandings relating to the subject matter hereof. This Agreement may be modified or amended only by a written instrument executed by all parties hereto.


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         IN WITNESS WHEREOF the parties have executed this Agreement on the date first above written.



Liberty Waste, Inc.



By:
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EarthCare Company



By:
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